UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 31, 1999



                                  CV REIT, INC.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE

                 (State or other jurisdiction of incorporation)



      1-8073                                    59-0950354
(Commission  File No.)                       (IRS Employer
                                            Identification No.)



                                100 Century Blvd.
                         West Palm Beach, Florida 33417
                    (Address of principal executive offices)



                                 (561) 640-3155
               Registrant's telephone number, including area code



                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

ITEM 5.  OTHER EVENTS

CV Reit, Inc. (the "Company") previously reported its acquisition of the Lakewood Plaza Shopping Center in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 1999. The Company is filing this Current Report on Form 8-K/A to include financial statements of Lakewood-9 Investors, L.P. and ARC-Lakewood-9, L.L.C. and pro forma financial information of the Company.

After reasonable inquiry, the Company is not aware of any material factors relating to the Property that would cause the financial information reported herein not to be necessarily indicative of future operating results.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS


The following financial statement and pro forma financial information are filed as part of this report:


(a) Financial statement of real estate operations acquired, prepared pursuant to Rule 3.14 of Regulation S-X:


        Lakewood-9 Investors, L.P. and ARC-Lakewood-9, L.L.C:
                                                             Page No.

          Report of Independent Certified
          Public Accountant                                     4

          Statement of Revenues and Certain
          Expenses                                              5

          Notes to Statement of Revenues and
          Certain Expenses                                     6-8


(b) Pro Forma financial information required pursuant to Article 11 of Regulation S-X:

Unaudited Pro Forma Condensed Consolidated Balance Sheet - March 31, 1999*

Unaudited Pro Forma Condensed Consolidated Statement of Income - Year ended December 31, 1998

*No Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1999 is filed since the acquisition of the Acquired Property is reflected in the actual balance sheet of CV Reit, Inc. as of March 31, 1999.


(c)      Exhibits:  None


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CV REIT, INC.

                                     /s/ Elaine Hauff
                                    ---------------------------
                                    Elaine Hauff, Vice President


Date:  May 19, 1999

                        Report of Independent Accountants





To the Board of Directors and Shareholders of CV REIT, Inc.
West Palm Beach, Florida


     We have audited the accompanying Statement of Revenues and Certain Expenses for the property known as the Lakewood Plaza Shopping Center for the year ended December 31, 1998. The financial statement is the responsibility of Lakewood Plaza Shopping Center's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Statement of Revenues and Certain Expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of CV REIT, Inc. and is not intended to be a complete presentation of the Lakewood Plaza Shopping Center's revenues and expenses.

     In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Lakewood Plaza Shopping Center for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



                    /S/   SCHONBRAUN SAFRIS McCANN BEKRITSKY & CO., L.L.C.

Roseland, New Jersey
May 10, 1999

                         Lakewood Plaza Shopping Center

                   Statement of Revenues and Certain Expenses

                          Year Ended December 31, 1998




Revenues (Note 3):
  Base rents ...............................................          $2,300,077
  Tenant reimbursements ....................................             683,096
  Other ....................................................              11,915
                                                                      ----------
                                                                       2,995,088
                                                                      ----------

Certain Expenses:
  General and administrative ...............................              59,604
  Real estate taxes ........................................             335,376
  Operating (Note 4) .......................................             496,951
                                                                      ----------
                                                                         891,931
                                                                      ----------
Revenues in Excess of Certain Expenses .....................          $2,103,157
                                                                      ==========




The accompanying notes are an integral part of the financial statement.

                         Lakewood Plaza Shopping Center
               Notes to Statement of Revenues and Certain Expenses
                          Year Ended December 31, 1998


1.       ORGANIZATION

         Lakewood-9 Investors, L.P., a New Jersey limited partnership and ARC-Lakewood-9 L.L.C., a New Jersey limited liability company (the "Partnership"), owned and operated Lakewood Plaza Shopping Center (the "Property") located in Lakewood, New Jersey. The Property consists of various retail shops and certain office space with approximately 202,000 square feet of rentable space. The Partnership's activities consist of the operation of the Property and the leasing of space to various tenants.

         Lakewood Plaza 9 Associates, L.P., a Pennsylvania limited partnership, purchased the Property on March 31, 1999. CV REIT, Inc. (the "Registrant") has an indirect ownership interest in the Property through Montgomery CV Realty Trust (the "Trust"), a Delaware business trust of which the Registrant is the 100% beneficial owner. The Trust holds the general partner interest in, and approximately 84% of the limited partner interest in, Montgomery CV Realty, L.P. (the "Operating Partnership"). The Operating Partnership is the sole member of Lakewood Plaza 9, L.L.C., a Delaware limited liability company which is the sole general partner of Lakewood Plaza 9 Associates, L.P.


2.       BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         1.       Basis of Presentation

                  The accompanying Statement of Revenues and Certain Expenses has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires that certain information with respect to real estate acquired by a registrant be included with certain filings with the SEC. The accompanying Statement of Revenues and Certain Expenses includes the historical revenues and expenses of the Property, exclusive of certain items of expenses which are not comparable to the proposed future operations of the Property, such as interest, depreciation, amortization and certain legal, accounting and administrative expenses.

                         Lakewood Plaza Shopping Center
               Notes to Statement of Revenues and Certain Expenses
                          Year Ended December 31, 1998


2.       Revenue Recognition


                  Base rents are recognized over the lease term on a straight-line basis. Revenue from reimbursements by tenants of costs incurred on their behalf is recognized when the expenses are incurred. These expenses include property taxes, common area maintenance costs and other recoverable costs, which are in excess of certain base amounts as stipulated in tenant leases.


3.       Use of Estimates

                  The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.


3.       LEASING ACTIVITIES

         The Partnership leases space to tenants under non-cancellable operating leases. Leases generally provide for minimum rents, as well as reimbursement of certain operating expenses and real estate taxes. Base rent billed to tenants during 1998 exceeded rent recorded under the straight-line method in the accompanying Statement of Revenues and Certain Expenses by approximately $140,000. The approximate future minimum rentals on the existing long-term non-cancellable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1998, are as follows:

                  Year ending December 31:

                                                1999                 $ 2,523,000
                                                2000                   2,461,000
                                                2001                   2,280,000
                                                2002                   1,907,000
                                                2003                   1,518,000
                                                Thereafter             8,292,000
                                                                     -----------
                                                                     $18,981,000
                                                                     ===========

         During 1998, one tenant accounted for approximately 41% of total base rental revenue.

                         Lakewood Plaza Shopping Center
               Notes to Statement of Revenues and Certain Expenses
                          Year Ended December 31, 1998






4.       RELATED PARTY TRANSACTIONS

         The Partnership paid management fees of approximately $158,000 to a related party management company, based on 5.0% of revenues, as defined. These management fees are included within operating expenses on the accompanying Statement of Revenues and Certain Expenses.

                         CV REIT, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               STATEMENT OF INCOME



On March 31, 1999, Montgomery CV Realty L.P. (the "Operating Partnership") (indirectly 84.1% owned by CV Reit, Inc.) indirectly acquired 100% of the Lakewood Plaza Shopping Center (the "Acquired Property"), an approximately
202,499 square foot retail shopping center located in New Jersey, from Lakewood-9 Investors, L.P. and ARC-Lakewood-9. L.L.C. (collectively, the "Seller"). The purchase price amounted to $24,360,000, including transaction costs, substantially all of which was financed under the Company's $100 million line of credit. The Company was required to deposit an additional $1 million with the lender in connection with future capital improvements.

The acquisition was accounted for as a purchase, with assets acquired and liabilities assumed recorded at fair value, effective March 31, 1999. Operating results of the Acquired Property will be included in the Company's consolidated financial statements, effective April 1, 1999.

The following Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1999 and the year ended December 31, 1998 (the "Pro Forma Financial Information") are derived from, and should be read in conjunction with, the Company's historical Statements of Income for the three months ended March 31, 1999 and the year ended December 31, 1998, respectively, as presented in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 and Annual Report on Form 10-K for the year ended December 31, 1998. It should also be read in conjunction with the Acquired Property's historical Statement of Revenues and Certain Expenses for the year ended December 31, 1998, included elsewhere herein.

The Pro Forma Financial Information gives effect to the acquisition as if it had occurred as of January 1, 1998. The pro forma adjustments are based on certain estimates and currently available information. Such adjustments could change as additional information becomes available, as estimates are refined or as additional events occur.

The Pro Forma Financial Information does not purport to be indicative of the results of operations, which would have actually been reported had the acquisition been consummated on January 1, 1998, or which may be reported in the future.

                         CV REIT, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               STATEMENT OF INCOME
                  (dollars in thousands, except per share data)

                        THREE MONTHS ENDED MARCH 31, 1999


                                 Historical
                             -------------------
                                                                    Total
                              CV Reit,  Acquired   Pro Forma       Pro Forma
                               Inc.     Property  Adjustments    Consolidated
                             ---------  --------  -----------    ------------

REVENUES:
Rent                          $ 5,569    $  749     $    -          $ 6,318
Interest, substantially
    from mortgage notes         2,013        -           -            2,013
                              -------    ------     -------         -------
                                7,582       749          -            8,331
                              -------    ------     -------         -------
EXPENSES:
  Interest                      2,466        -          424 (1)       2,890
  Operating                     1,708       223         (27)(2)       1,904
  General and administrative      380        -           -              380
  Depreciation and
    amortization                  873        -          137 (3)       1,010
                              -------    ------     -------         -------
                                5,427       223         534           6,184
                              -------    ------     -------         -------
                                2,155       526        (534)          2,147

Equity in income of uncon-
  solidated affiliates             17        -           32 (2)          49
Minority interests in income
  of Operating Partnership       (343)       -           (4)(4)        (347)
                              -------    ------     -------         -------
Net income                    $ 1,829    $  526     $  (506)        $ 1,849
                              =======    ======     =======         =======

Net income per common share,
  basic and diluted           $   .23                               $   .23
                              =======                               =======

Average common shares
  outstanding, basic
  and diluted                7,966,621                             7,966,621
                             =========                             =========

                         CV REIT, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               STATEMENT OF INCOME
                  (dollars in thousands, except per share data)

                          YEAR ENDED DECEMBER 31, 1998

                                 Historical
                             -------------------
                                                                     Total
                              CV Reit,  Acquired   Pro Forma      Pro Forma
                               Inc.     Property  Adjustments    Consolidated
                             ---------  --------  -----------    ------------

REVENUES:
 Rent                         $17,155    $2,995     $    -          $20,150
 Interest, substantially
    from mortgage notes         8,854        -           -            8,854
                              -------    ------     -------         -------
                               26,009     2,995          -           29,004
                              -------    ------     -------         -------
EXPENSES:
  Interest                      8,355        -        1,721 (1)      10,076
  Operating                     5,184       892        (107)(2)       5,969
  General and administrative    1,693        -           -            1,693
  Depreciation and
    amortization                2,707        -          548 (3)       3,255
                              -------    ------     -------         -------
                               17,939       892       2,162          20,993
                              -------    ------     -------         -------
                                8,070     2,103      (2,162)          8,011

Equity in income of uncon-
  solidated affiliates            547        -          126 (2)         673
Minority interests in income
  of Operating Partnership     (1,855)       -          (11)(4)      (1,866)
Non-recurring costs,
  principally settlement
  of litigation                  (300)       -           -             (300)
Gain on sale of real estate     2,347        -           -            2,347
                              -------    ------     -------         -------
Income before income tax
  benefit                       8,809     2,103      (2,047)          8,865
Income tax benefit             (7,041)       -           -           (7,041)
                              -------    ------     -------         -------
Net income                    $15,850    $2,103     $(2,047)        $15,906
                              =======    ======     =======         =======


Net income per common share,
  basic and diluted           $  1.99                               $  2.00
                              =======                               =======


Average common shares
  outstanding, basic
  and diluted                7,966,621                             7,966,621
                             =========                             =========

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               STATEMENT OF INCOME

                              PRO FORMA ADJUSTMENTS



The following pro forma adjustments for the three months ended March 31, 1999 and the year ended December 31, 1998 assume that the Acquired Property was purchased on January 1, 1998.


(1) Represents additional interest expense on mortgage indebtedness arising from the acquisition.


(2) Represents adjustment to:

    (a) operating expenses for reduced insurance costs and management fees, and

    (b) income of unconsolidated affiliates for additional management fee income attributable to the acquisition.


(3) Represents additional depreciation expense resulting from allocating a portion (10%) of the fair value of the Acquired Property to land and depreciating the balance (90%) on a straight-line basis over 40 years.


(4) Reflects earnings attributable to minority interests.